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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 13, 2001
                        ---------------------------------
                        (Date of earliest event reported)



                               SENSAR CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           NEVADA                        0-17020                   87-0429944
-------------------------------    ---------------------     -------------------
(State or other jurisdiction of    (Commission File No.)       (I.R.S. Employer
incorporation or organization)                               Identification No.)


                        136 East South Temple, Suite 2325
                           Salt Lake City, Utah 84111
                                 (801) 350-0587
          -------------------------------------------------------------
          (Address of principal executive offices and telephone number, including area code)

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ITEM 9. REGULATION FD DISCLOSURE

     This Current Report on Form 8-K is filed for the purpose of disclosing the press release that was released on December 13, 2001 and is attached hereto as
Exhibit 99.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SENSAR CORPORATION

                                        /s/ Steven P. Strasser
                                        -------------------------------------
                                        Steven P. Strasser
                                        Chief Executive Officer

Date: December 13, 2001